Additional Information	12 Months Ended
Dec. 31, 2019
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Additional Information
Additional Information

See Note A — “Accounting Policies — Credit Impairment Guidance Effective in 2020” for a discussion of accounting guidance adopted on January 1, 2020, which provides a new credit loss model for determining credit-related impairments for reinsurance recoverables and requires an entity to estimate the credit losses expected over the life of an exposure or pool of exposures. The new guidance did not have a material impact on GALIC’s results of operations or financial position.

Related Parties   Certain administrative, management, accounting, actuarial, data processing, collection and investment services are provided under agreements between GALIC and its parent, GAFRI, based on actual costs incurred. In 2019, 2018 and 2017, GALIC paid GAFRI $44 million, $43 million and $40 million, respectively, for such services.

Financial Instruments — Unfunded Commitments   On occasion, GALIC has entered into financial instrument transactions that may present off-balance-sheet risks of both a credit and market risk nature. These transactions include commitments to fund loans, loan guarantees and commitments to purchase and sell securities or loans. At December 31, 2019, GALIC had commitments to fund credit facilities and contribute capital to limited partnerships and limited liability corporations of approximately $491 million.

Benefit Plans   GALIC expensed approximately $1 million in 2019 and $2 million in both 2018 and 2017 related to the retirement and employee savings plans.